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                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT dated as of March 7, 1997 (the "Agreement"), is executed in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended. Capitalized terms used herein and not defined shall have the meanings given to them in Regulation S.

         This Agreement has been executed by Sound Wave Musikvertriebsgestellschaft m-b-H, a German corporation ("Purchaser"), in connection with the issuance of 500,000 shares of Common Stock of Global Spill Management, Inc., a corporation under the laws of Nevada, with its principal executive offices located at 2300 Computer Blvd. (Bldg. G-25), Willow Grove, Pennsylvania 19090 (hereinafter referred to as "GEGI"). Purchaser hereby represents and warrants to, and agrees with GEGI.

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT), EXCEPT PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

1.                Agreement To Subscribe:  Purchase Price

                  (a) Subscription. Purchaser hereby subscribes for and agrees to purchase 500,000 shares of Common Stock of GEGI for the sum of (i) $250,000 previously advanced and (ii) $250,000 to be advanced, in each instance to GEGI,

                  (b) Closing. The closing of the transactions contemplated by this Agreement shall occur immediately upon execution of this Agreement.

2. Purchaser Representations and Covenants: Access to Information. In connection with the purchase of the Securities, Purchaser represents and warrants to, and covenants and agrees with GEGI as follows:

                  (a) Not a U.S. Person. Purchaser is not a natural person and is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person (as defined in Section 9002(o) of Regulation S) for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person. Purchaser is not an affiliate of GEGI.

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                  (b) Purchase. Purchaser is purchasing the Securities for its own account and Purchaser is qualified to purchase the Securities under the laws of its jurisdiction of residence, and the offer and sale of the Securities will not violate the Securities or other laws of such jurisdiction.


                  (c) Restricted Period. Purchaser shall not undertake or transact any offer or sale of any Securities by Purchaser prior to the end of a forty (40) day period commencing this date (the "Restricted Period").

                  (d) No Arrangement or Scheme. The transactions contemplated by this Agreement (i) have not been and will not be pre-arranged by Purchaser with a purchaser located in the United States or a purchaser which is a U.S. Person, and (ii) are not and will not be part of a plan or scheme by Purchaser, to evade the registration provisions of the 1933 Act.

                  (e) No Registration; Reliance. Purchaser understands that the Securities are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exclusions from the registration requirements of Federal and State securities laws, and that GEGI is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exclusions and the suitability of Purchaser and any purchaser from Purchaser to acquire the Securities.

         (f) Compliance. Purchaser shall take all reasonable steps to ensure its compliance with Regulation S.

         (g) Authorization and Validity. This Agreement has been duly authorized, validly executed and delivered on behalf of Purchaser and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         (h) No Conflict. The execution and delivery of this Agreement and the consummation of the sale of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by purchaser of any of the terms of provisions of, or constitute a default under, the articles of incorporation or by-laws (or similar constitutive documents) of Purchaser or any indenture, mortgage, deed of trust, or other material agreement or instrument to which Purchaser is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over Purchaser or any of its properties or assets.

         (i) Compliance with Laws. Purchaser will not make any offer or sale of the Securities by any means which would not comply with the laws and regulations of the

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territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon GEGI any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obligated to do any act.


         (j) No Puts or Shorts. Neither Purchaser nor any of its affiliates has entered, has the intention of entering, or will during the Restricted Period enter into any put option, short position or other similar instrument or position with respect to any of the Securities or securities of the same class as the Securities.

         (k) No Endorsement. Purchaser understands that no Federal or State or Foreign government agency has passed on or made any recommendations or endorsement of the Securities.

         (l) Information. Purchaser acknowledges that it and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of GEGI and all materials relating to the Securities which have been requested by Purchaser. Purchaser further acknowledges that it and its advisors, if any, have received complete and satisfactory answers to such inquiries.

         (m) 10 Percent Shareholder. Purchaser is not a "10-percent Shareholder" (as defined in Section 871(h)(3)(B) of the U.S. Internal Revenue Code) of GEGI.

3.                GEGI Representations and Covenants.

                  (a) Reporting Company Status. GEGI is a "Reporting Issuer" as defined by Rule 902 of Regulation S. GEGI has registered its Common Stock, $.001 par value per share (the "Common Stock"), pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock trades on NASDAQ. GEGI has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act covering a period of at least twelve (12) months immediately preceding the offer or sale of the Securities.

         (b) Current Public Information. GEGI has furnished Purchaser with copies of its most recent reports, as amended, filed under the Exchange Act referred to in Section 3 (a) above, and other publicly available documents requested by Purchaser.

         (c) Offshore Transaction. GEGI has not offered any of the Securities to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person, as such terms are used in Regulation S.

         (d) Compliance with Regulation S. The sale of the Securities by GEGI pursuant to this Agreement will be made in accordance with the provisions and

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requirements of Regulation S provided that the representations and warranties of
Purchaser in Section 2 hereof are true and correct. The transactions contemplated by this Agreement have not been and will not be pre-arranged by GEGI with a purchaser located in the United States or a purchaser which is a U.S. Person, and are not and will not be part of a plan or scheme by GEGI to evade the registration provisions of the 1933 Act.

         (e) No Directed Selling Efforts. In regard to this transaction, GEGI has not conducted any "directed selling efforts" as that term is defined in Rule

902 of Regulation S nor has GEGI conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.

         (f) Concerning the Securities. The sale and delivery of the Securities have been duly authorized by all required corporate action on the part of GEGI, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued, fully paid and non-assessable and will not subject the holders thereof, if such persons are non-U.S. persons, to personal liability by reason of being such holders. There are no pre-emptive rights of any shareholder of GEGI.

         (g) Validity. This Agreement has been duly authorized, validly executed and delivered on behalf of GEGI and is a valid and binding agreement in accordance with its terms, subject to general principals of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

         (h) Non-contravention. The execution and delivery of this agreement and the consummation of the sale of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by GEGI of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of GEGI, or any indenture, mortgage, deed of trust, of other material agreement or instrument to which GEGI is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States or any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over GEGI or any of its properties or assets.

         (i) Approvals. GEGI is not aware of any authorization, approval or consent of any governmental body which is legally required for the sale of the Securities to persons who are non-U.S. Persons, as contemplated by this Agreement.

4. Exemption: Reliance on Representations. Purchaser understands that the sale of the Securities is not being registered under the 1933 Act. GEGI and Purchaser are relying on the rules governing transactions to non-U.S. Persons pursuant to Regulation S.

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5.                Miscellaneous.

                  (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                  (b) Except as specifically set forth herein, GEGI makes no representation or warranty with respect to GEGI, its finances, assets, business prospects or otherwise.

                  (c) All representations and warranties contained in this Agreement by GEGI and Purchaser shall survive the closing of the transactions contemplated by this agreement.

                  (d) This Agreement shall be construed in accordance with the laws of Florida and shall be binding upon the successors and assigns of each party hereto. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

                  (e) Purchaser agrees to indemnify and hold GEGI harmless from any and all claims, damages and liabilities arising from Purchaser's breach of its representations and/or covenants set forth herein.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                       GLOBAL SPILL MANANGEMENT, INC.

                       By:
                          ---------------------------------

                       Title:
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                       Purchaser - Sound Wave Musikvertriebsgestellschaft m-b-H

                       By:
                          ---------------------------------

                       Title: President          3/13/97
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                                   Berndt Poguntke

                       Address of Purchaser:

                       Ringheide 20-I
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                       Hamburg, Germany  21149
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